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                                                         EXHIBIT 10.24

                         FOURTH AMENDMENT
                     TO EMPLOYMENT AGREEMENT
                       DATED MARCH 25, 1993




         Reference is made to the Executive Employment Agreement dated as of March 25, 1993, as amended by an Amendment dated April 27, 1994, a Second Amendment dated May 2, 1995 and a Third Amendment dated November 7, 1995 (the "Agreement") by and between J. Baker, Inc. and Larry I. Kelley. Pursuant to paragraph 19 of the Agreement and in order to further amend certain provisions of the Agreement, the Agreement is hereby amended as follows:

         1. Paragraph 6 of the Agreement is hereby amended by deleting the phrase "ending on April 1, 1997" in the fifth line thereof and inserting in its place the phrase "ending on April 1, 1998".

         2. All other terms of the Agreement shall remain unchanged and continue in full force and effect.



J. BAKER, INC.




By:/s/ Jerry M. Socol                            April 5, 1996
         Jerry M. Socol                          Date
         President and
         Chief Executive Officer




/s/ Larry I. Kelley                              April 5, 1996
         Larry I. Kelley                         Date